AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                          AMERICAN BINGO & GAMING CORP.

                                 AS THE "BUYER"

                                       AND

                    DARLINGTON MUSIC ACQUISITION CORPORATION

                                  AS THE "SUB"

                                       AND

                           DARLINGTON MUSIC CO., INC.

                                AS THE "COMPANY"

                                       AND

                             GEORGE M. HARRISON, JR.

                               THOMAS M. HARRISON

                               WILLIAM W. HARRISON

                               THE SHAREHOLDERS OF

                           DARLINGTON MUSIC CO., INC.

                              AS THE "SHAREHOLDERS"

                            DATED:  NOVEMBER 12, 1997

                                    SCHEDULES
                                    ---------

SCHEDULE
--------

1.4          Locations  of  Business

1.11         Contracts

1.16         Leases

1.21         Permits

1.23         Real  Property

2.7          Allocation  of  Merger  Consideration

4.5          Permits  and  Approvals

4.6          Consents

4.7          Financial  Statements

4.8          List  of  Material  Changes

4.9          Undisclosed  Liabilities

4.10         List  of  Property

4.13         Litigation

4.14         Compliance  with  Law

4.17A        Employee  Benefit  Plans

4.17B        Employees

4.18         Insurance

4.20         Liens

4.22         Banks

4.23         Quarterly  Reports  of  Gaming  Operations

4.24         Real  Property  Restrictions

5.1          Share  Ownership

6.4A         Litigation

6.4B         Consents

7.1          Approved  Payments

11.1         Exceptions  to  Non-compete

                                    EXHIBITS
                                    --------

EXHIBIT
-------

1.6          Form  of  the  Buyer's  and  Sub's  Closing  Certificate

1.10          Form  of  the  Company's and the Shareholders' Closing Certificate

2.9          Form  of  Voting  Agreement

8.3          Form  of  Employment  Agreement

                      AGREEMENT AND PLAN OF REORGANIZATION
                      ------------------------------------

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 12th day of November, 1997, by and among American Bingo and Gaming Corp., a corporation organized and existing under the laws of the State of Delaware (the "Buyer"), Darlington Music Acquisition Corporation, a corporation organized and existing under the laws of the State of South Carolina (the "Sub"), Darlington Music Co., Inc., a corporation organized and existing under the laws of the State of South Carolina (the "Company"), and George M. Harrison, Jr., Thomas M. Harrison and William W. Harrison, the shareholders of the Company (the "Shareholders").

                                    RECITALS
                                    --------

     WHEREAS, the Shareholders own all of the issued and outstanding shares of capital stock of the Company (all of such issued and outstanding shares of capital stock being referred to herein as the "Shares"); and

     WHEREAS, the Boards of Directors of each of the Company, the Buyer and the Sub have determined that a business combination between the parties is in the best interests of their respective companies and stockholders and accordingly have agreed to effect the Merger (hereinafter defined) upon the terms and conditions set forth herein; and

     WHEREAS, it is intended that for federal income tax purposes the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of the recitals and of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto DO HEREBY AGREE as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

     When used in this Agreement, the following terms shall have the meanings ascribed to them below:

     1.1     ABG  Common  Stock.  "ABG  Common  Stock"  shall  have  the meaning
             ------------------
ascribed  to  it  in  Section  2.7.

     1.2     Agreement.  "Agreement"  shall  mean  this  Agreement  and  Plan of
             ---------
Reorganization, together with the Exhibits and Schedules incorporated herein by reference, as the same may be amended from time to time in accordance with the terms hereof.

     1.3     Assets.  "Assets"  shall mean all of the equipment, machinery, real
             ------
property, fixtures, leasehold interests, inventory, and prepaid expenses, all of the Company's rights under the Contracts and Leases, and all other tangible and intangible assets of every kind which are currently owned by the Company for use in the Business.

     1.4     Business.  "Business"  shall  mean the operations of the Company as
             --------
of the date of Closing, which shall include the ownership and operation of video poker games at various locations in South Carolina, which locations are identified on Schedule 1.4 hereto.

     1.5     Buyer.  "Buyer"  shall  mean  American  Bingo  &  Gaming  Corp.,  a
             -----
corporation  organized  and  existing  under  the laws of the State of Delaware.

     1.6     Buyer's  and Sub's Closing Certificate.  "Buyer's and Sub's Closing
             --------------------------------------
Certificate"  shall  mean  the  certificate  of Buyer and the Sub in the form of
Exhibit  1.6  hereto.

     1.7     Closing.  "Closing"  shall  mean  the  conference held at 10:00 am,
             -------
local time, on the Closing Date, at Buyer's offices, or such other time and place as the parties hereto may mutually agree. All transactions occurring at the Closing shall be deemed to have occurred simultaneously, and no one transaction shall be deemed to be complete until all transactions required to be completed at the Closing are completed.

     1.8     Closing Date.  "Closing Date" shall mean December 16, 1997, or such
             ------------
other date as the parties hereto may mutually agree, on which date the Articles of Merger shall be filed with the South Carolina Secretary of State and become effective.

     1.9     Code.  "Code"  shall  mean  the  Internal  Revenue Code of 1986, as
             ----
amended.

     1.10     Company's  and  Shareholders' Closing Certificate.  "Company's and
              -------------------------------------------------
Shareholders' Closing Certificate" shall mean the certificate of the Company and the Shareholders in the form of Exhibit 1.10 hereto.

     1.11     Contracts.  "Contracts"  shall  mean  all  contracts,  agreements,
              ---------
mortgages, trust deeds, indentures, notes, licenses, franchises, obligations or other commitments, arrangements and understandings with a term of more than one year or for an amount exceeding $1,000 to which the Company is a party or by which it is bound, as described in Schedule 1.11 hereto.

     1.12     Fixtures  and  Equipment.  "Fixtures and Equipment" shall mean any
              ------------------------
and all of the furniture, fixtures, furnishings, leasehold improvements, supplies, vehicles, parts, tools, machinery, equipment and other items of tangible personal property which will be owned or leased by the Company as of the Closing Date.

     1.13     Indemnified  Party.  "Indemnified  Party"  shall  have the meaning
              ------------------
ascribed  to  it  in  Section  10.2  hereof.

     1.14     Indemnifying  Party.  "Indemnifying  Party" shall have the meaning
              -------------------
ascribed  to  it  in  Section  10.2  hereof.

     1.15     Law.  "Law"  shall  mean any federal, state, local or other law or
              ---
governmental agency requirement of any kind, and the rules, regulations, ordinances, permits, licenses and orders promulgated thereunder.

     1.16     Leases.  "Leases"  shall  mean  all  leases  of  real and personal
              ------
property  to  which  the  Company  is  a  party,  as described in Schedule 1.16.

     1.17     Lien.  "Lien"  shall  mean  any  mortgage,  pledge, lien, security
              ----
interest, claim, encumbrance, charge, option, equity, right, proxy, voting or other agreement which in any way limits or restricts any right of ownership of the Assets.

     1.18     Merger.  "Merger" shall have the meaning ascribed to it in Section
              ------
2.1  hereof.

     1.19     Merger  Consideration.  "Merger  Consideration"  shall  have  the
              ---------------------
meaning  ascribed  to  it  in  Section  2.7  hereof.

     1.20     NASDAQ.  "NASDAQ"  shall  mean  the  National  Association  of
              ------
Securities  Dealers  Automated  Quotation  Stock  Market.

     1.21     Permits.  "Permits"  shall  mean  all  licenses, permits and other
              -------
governmental authorizations and pending applications therefore necessary for the Company to conduct the Business, as described on Schedule 1.21 hereto.

     1.22     Person.  "Person"  shall  mean  any  government,  natural  person,
              ------
corporation,  partnership  or  other  legal  entity.

     1.23     Real Property.  "Real Property" shall mean all real property owned
              -------------
or leased by the Company as of the Closing Date, including all appurtenant rights, claims and interests therein, as described on Schedule 1.23 hereto.

     1.24     Registered  Shares.  "Registered  Shares"  shall  have the meaning
              ------------------
ascribed  to  it  in  Section  6.7  hereof.

     1.25     Registration  Statement.  "Registration  Statement" shall have the
              -----------------------
meaning  ascribed  to  it  in  Section  6.7  hereof.

     1.26     SEC.  "SEC"  shall  mean the United States Securities and Exchange
              ---
Commission.

     1.27     Shareholders.  "Shareholders"  shall mean George M. Harrison, Jr.,
              ------------
Thomas  M.  Harrison,  and  William  W.  Harrison.

     1.28     Shares.  "Shares" shall have the meaning set forth in Section 4.2.
              ------

     1.29     Surviving  Corporation.  "Surviving  Corporation"  shall  have the
              ----------------------
meaning  ascribed  to  it  in  Section  2.1  hereof.

     1.30.     Unregistered  Shares.     "Unregistered  Shares"  shall  have the
               --------------------
meaning  ascribed  to  it  in  Section  6.10  hereof.

                                   ARTICLE II
                                   ----------

                                   THE MERGER
                                   ----------

     2.1     Merger of Sub into the Company.  On the Closing Date, the Sub shall
             ------------------------------
be merged with and into the Company in accordance with this Agreement and the separate corporate existence of the Sub shall thereupon cease (the "Merger"). The Merger shall be based on the respective representations, warranties and agreements of the parties hereto, and shall be subject to the terms and conditions herein stated. The Merger is intended to be a "tax-free reorganization" pursuant to Section 368(a)(2)(E) of the Code and the parties hereto shall not report the transaction in a manner inconsistent therewith or otherwise take any action that would prevent the Merger from qualifying as such; provided, however, that the actual tax effect of the transactions contemplated by this Agreement is not a condition precedent to the closing of the transactions contemplated hereby and no party hereto makes or has made any representation, warranty or covenant to any other party hereto as to such qualification. The Company shall be the surviving corporation in the Merger (in such capacity, hereinafter referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of South Carolina and the separate corporate existence of Surviving Corporation with all its rights, privileges, powers, immunities, purposes and franchises shall continue unaffected by the Merger, except as set forth herein. The Merger shall have the effects specified in the South Carolina Business Corporation Act of 1988, as amended.

     2.2     Merger  Certificates.  If  all  conditions  to the Merger set forth
             --------------------
herein have been fulfilled or waived in accordance herewith and this Agreement shall not have been terminated pursuant to the terms hereof, the parties hereto shall cause to be properly executed and filed with the South Carolina Secretary of State on the Closing Date Articles of Merger meeting the requirements of the South Carolina Business Corporation Act of 1988, as amended. The Merger shall become effective on the Closing Date upon filing of the Articles of Merger with the South Carolina Secretary of State.

     2.3     Articles of Incorporation of Surviving Corporation.  At the Closing
             --------------------------------------------------
Date, the Articles of Incorporation of the Company shall be the Articles of Incorporation of the Surviving Corporation.

     2.4     Bylaws  of the Surviving Corporation.  The Bylaws of the Sub on the
             ------------------------------------
Closing Date shall be the Bylaws of the Surviving Corporation, unless and until duly amended in accordance with their terms.

     2.5     Directors  of  the  Surviving  Corporation.  The  persons  who  are
             ------------------------------------------
directors of the Sub immediately prior to the Closing Date shall, from and after the Closing Date, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws.

     2.6     Officers  of  the  Surviving  Corporation.  The  persons  who  are
             -----------------------------------------
officers of the Sub immediately prior to the Closing Date shall, from and after the Closing Date, be the officers of the Surviving Corporation and shall hold their same respective office(s) until their earlier death, resignation or removal.

     2.7     Conversion  of  the Shares.  The manner of converting the Shares in
             --------------------------
the  Merger  shall  be  as  follows:

     (a) As a result of the Merger and without any action on the part of the holder thereof, the Shares shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and the Shareholders shall thereafter cease to have any rights with respect to the Shares, except the right to receive one million (1,000,000) shares of Buyer's common stock (the "ABG Common Stock") (the "Merger Consideration"), allocated among the Shareholders as identified on
Schedule  2.7.

     (b) On the Closing Date, each share of the Sub's common stock issued and outstanding as of the Closing Date shall be surrendered in exchange for a share of validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

2.8     Exchange  of  Certificates  Representing  the  Shares.
        -----------------------------------------------------

     (a) On the Closing Date, (i) the Shareholders, as the holders of all outstanding certificates representing the Shares, shall, upon surrender of such certificates, be entitled to receive the Merger Consideration and (ii) until the certificates representing the Shares have been surrendered by the Shareholders and replaced by certificates representing the Surviving Corporation common stock, the certificates for the Shares shall, for all purposes, be deemed to evidence ownership of the Surviving Corporation common stock.

     (b) The Shareholders shall deliver to the Sub on the Closing Date the certificates representing the respective Shares owned by them, duly endorsed in blank, or accompanied by blank stock powers, and with all necessary transfer tax and other revenue stamps (if any), acquired at each Shareholder's expense. The Shareholders agree to cure any deficiencies with respect to the endorsement of the certificates or other documents of conveyance with respect to the Shares or with respect to the stock powers accompanying the Shares. Simultaneous with such delivery on the Closing Date, each Shareholder shall receive in exchange therefor a certificate or certificates representing the ABG Common Stock allocated to such Shareholder as his respective portion of the Merger Consideration as noted on Schedule 2.7.

     2.9     Voting  Agreement.  The  ABG Common Stock owned by the Shareholders
             -----------------
after Closing and the shares of common stock of Buyer held by Greg Wilson, President and Chief Executive Officer of Buyer, and Michael Mims shall be subject to the terms of the Voting Agreement, in the form of Exhibit 2.9 hereto, by and between the Shareholders, Greg Wilson and Michael Mims.

     2.10     Absence of Schedules.  The parties hereto recognize and agree that
              --------------------
the Schedules to this Agreement were not available as of the date of execution of this Agreement. Accordingly, the parties hereto hereby waive any breach of any representation, warranty, condition or provision of this Agreement which may technically be deemed to exist due to the failure of any party hereto to properly disclose any information which otherwise would have, or should have, been disclosed on a Schedule attached to this Agreement on the date it is signed. The parties hereto agree that all such Schedules shall be prepared only as of the Closing Date and that accordingly any such representation, warranty, condition or provision of this Agreement which is impacted by the absence of such Schedule shall be deemed to speak, and shall be relevant, only as of the Closing Date and thereafter.

                                   ARTICLE III
                                   -----------

                    FEASIBILITY PERIOD, ACCESS AND INDEMNITY
                    ----------------------------------------

     3.1     Feasibility  Period.  From  the date of execution of this Agreement
             -------------------
by Buyer and the Shareholders until the earlier of the Closing or thirty (30) days hereafter (the "Feasibility Period"), Buyer shall have the right of review, investigation and inspection of the Company to determine whether or not Buyer desires to proceed with the Closing. During the Feasibility Period the Buyer may conduct inspections and economic and feasibility studies of the Company to determine that the Company is suitable, in Buyer's sole opinion, for Buyer's purposes and conduct all such inspections and studies as Buyer deems reasonable of the Company. The Company and the Shareholders agree to cooperate fully with Buyer's efforts and shall execute such forms and requests as may be required to obtain the information deemed necessary by Buyer. No study, investigation or inspection by Buyer or Buyer's representatives shall be deemed to have in any way diminished or waived the representations, warranties or covenants of the Company and the Shareholders set forth in this Agreement.

     3.2  Access  and  Indemnity.  Buyer and Buyer's agents shall have the right
          ----------------------
of access to the Company's facilities during the Feasibility Period for the purpose of conducting such studies, investigations and inspections. Buyer shall repair any damage or injury to the Company's property resulting from Buyer's investigation and inspections. Buyer shall indemnify and hold harmless the Company and the Shareholders on account of any claims, causes of action, damages, costs and expenses (including attorney's fees) arising out of or relating to the acts of Buyer, its agents and employees under the provisions of this Article III. This indemnity shall survive the termination of this Agreement.

     3.3  Termination  of  Agreement.  If  Buyer  determines,  in  Buyer's  sole
          --------------------------
judgment and discretion, that the Company is not suitable for Buyer's intended purposes, Buyer shall give the Company and the Shareholders written notice of such fact on or before the end of the Feasibility Period. Upon receipt of such written notice, all parties shall be released from all further obligations under this Agreement. If the Buyer does not timely provide such written notice to the Company and the Shareholders, then it shall be conclusively deemed that the Company is suitable for Buyer's intended purposes, and this Agreement may not be terminated by the Buyer for the reasons set forth in this Article III.

     3.4     Confidentiality.
             ---------------

          (a) Each party to this Agreement acknowledges that from the date of this Agreement until Closing he or it may receive confidential and proprietary information from one or more other parties to this Agreement. Such information, whether written or oral, includes, but is not limited to, financial, technical, permitting, operating, marketing and other information, as well as information pertaining to geographical areas and fields of business interests, identities and information about employees, consultants, vendors, suppliers, customers, and other business contacts, methods of doing business and other trade secrets (the "Confidential Information"). Each party to this Agreement agrees to keep all such Confidential Information secret and to maintain the confidentiality of such information up to and through the date of Closing hereunder, or indefinitely if the Closing does not occur; provided, however, that the following shall be deemed not to be Confidential Information:
(1) information lawfully obtained by a party from a third party who is not under an obligation of confidentiality with respect to such information; (2) information which is in the public domain; (3) information which a party can prove was independently developed by him or it without the use of information which would otherwise be Confidential Information; and (4) information which the party is ordered to disclose by any court or governmental agency (provided that he gives the other parties hereto written notice of any such judicial or administrative proceeding as soon as practical after the party learns of such proceeding).

          (b) The Confidential Information shall be used solely for the purpose of evaluating the possible transactions contemplated by this Agreement and shall not be used in any way directly or indirectly detrimental to any party hereto. Such Confidential Information may be disclosed to advisers of the parties hereto as necessary for the sole purpose of evaluating the proposed transactions contemplated by this Agreement. All persons to whom such Confidential Information is disclosed shall be informed of the confidential nature of such information and shall likewise agree to be bound by the terms of this confidentiality provision. Each party hereto agrees and recognizes that it will be liable to the other parties hereto for any breach of this confidentiality provision by it or any of its representatives.

          (c) Upon written request of any party hereto, or upon the termination of this Agreement, each party hereto shall promptly return to the other parties any Confidential Information obtained and shall destroy all originals and copies of any notes, analyses, compilations, studies, interpretations or other materials prepared containing or reflecting any Confidential Information.

          (d) Until three years from the date of this Agreement, Buyer shall not initiate or maintain contact with any officer, director, employee or agent of the Company, except with the written consent of the Company. For a period of three years from the date hereof, Buyer shall not hire any employee of the Company with whom it has had contact or who became known to it during its investigation.

                                   ARTICLE IV
                                   ----------

               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS
               --------------------------------------------------

                                 AND THE COMPANY
                                 ---------------

     The Shareholders and the Company make the following representations and warranties to the Buyer. The Buyer has inspected the Assets and performed all necessary due diligence and is acquiring the Company as a result of such inspection and due diligence and not in reliance upon any representation or warranty with respect thereto made by the Shareholders other than those specifically set forth in this Agreement.

     4.1     Organization  of  the  Company.  The  Company is a corporation duly
             ------------------------------
organized and validly existing and in good standing under the laws of the State of South Carolina. The Company has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The Company has the requisite corporate power and authority to carry on the Business and to own, operate and hold under lease or otherwise the Assets. The Company has provided the Buyer with true, complete and correct copies of the Company's Articles of Incorporation, Bylaws and all amendments thereto, as presently in effect, all corporate minutes of board of directors and shareholder meetings and actions by written consent by them since the incorporation of the Company, and the stock ledger and minute book of the Company.

     4.2     Capitalization;  Ownership.  The  total authorized capital stock of
             --------------------------
the Company consists of 100,000 shares of common stock, no par value. As of the date hereof, 16,200 shares of common stock are issued and outstanding (the "Shares"), all of which shares are owned by the Shareholders. The Shares constitute all the issued and outstanding shares of capital stock of the Company. The Shareholders have good and marketable title to the Shares, free and clear of all Liens. The Shares have been validly authorized and issued and are fully paid and non-assessable. Neither the Company nor any Shareholder has received any notice of any adverse claim to the ownership of the Shares. There is no security, option, warrant, right (preemptive or otherwise), call, subscription, agreement, conversion or exchange, commitment or understanding of any nature whatsoever, fixed or contingent, that directly or indirectly (a) calls for the issuance, sale, pledge or other disposition of any shares of capital stock of the Company, or (b) obligates the Company to grant, offer or enter into any of the foregoing or (c) relates to the voting or control of such capital stock, securities or rights. Upon receipt by the Shareholders of the Merger Consideration, the Buyer will own one hundred percent (100%) of the issued and outstanding shares of the Company free and clear of all Liens.

     4.3     Authorization;  Enforceability.  Each  Shareholder  and the Company
             ------------------------------
have the requisite individual and corporate power and authority to execute, deliver and perform this Agreement and each of the documents, instruments and agreements contemplated hereby to which any of them is or will be a party, and to perform their obligations hereunder or thereunder. The execution, delivery and performance of this Agreement and each of the other documents, instruments and agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all necessary corporate action on the part of the Company, and no further approvals on the part of the Company are required. This Agreement has been, and the other documents and instruments required hereby to which the Company will be a party will be, duly executed and delivered by the Company, and when duly executed and delivered by the other parties hereto and thereto (assuming such documents and instruments will be valid and binding obligations of such other parties), will be the valid and binding obligations of the Company, and will be enforceable against the Shareholders and the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and except as the availability of equitable remedies may be limited by general principles of equity. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by the Shareholders and/or the Company for the execution, delivery and/or performance of this Agreement, other than Articles of Merger which must be filed with the South Carolina Secretary of State in connection with the merger contemplated by this Agreement.

     4.4     No  Conflict  or  Violation.  Neither the execution and delivery of
             ---------------------------
this Agreement and each of the documents, instruments and agreements contemplated hereby by the Company and the Shareholders nor the consummation of the transactions contemplated hereby and thereby will result in (a) a violation of, or a conflict with, any provision of the Articles of Incorporation or Bylaws of the Company, (b) a violation by the Company of any judgment, order or decree binding on the Company, (c) to the best of the Shareholders' and the Company's knowledge, a violation by the Company of any Law or the occurrence of any event which with notice, lapse of time, or both, would result in the violation of any Law, judgment, order or decree binding on the Company, or (d) a breach of, default under, or conflict with, any material term or provision of, or permission to modify, terminate, or accelerate, any Contract, Lease or other agreement or instrument, or obligation thereunder, applicable to the Company, the Business or any of the Assets, or an event which with notice, lapse of time, or both, would result in any such breach, default, or conflict.

     4.5     Permits and Approvals.  Except as set forth in Schedule 4.5 hereto,
             ---------------------
no Permit from or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority is necessary to enter into this Agreement, any instrument, document or other agreement contemplated hereby, and to carry out the transactions contemplated hereby and thereby; provided, however, neither the Company nor the Shareholders make any representation or warranty as to any requirement of the Buyer with respect to any of the matters discussed in this Section 4.5.

     4.6     Consents.  Except  as  set forth on Schedule 4.6, no consent of any
             --------
party to any Contract, Lease, or other agreement or instrument applicable to the Company, the Business or any of the Assets, is required for the execution, delivery and/or performance of this Agreement.

     4.7     Financial  Condition.  Schedule  4.7  shall  consist  of  true  and
             --------------------
complete copies of (i) the compiled balance sheets of the Company as of August 31, 1997, and September 30, 1997, and the related compiled statement of income and cash flows of the Company for the year ended August 31, 1997, and the month ended September 30, 1997, accompanied by the compilation report thereon of the accountants (collectively the "Financial Statements"). The Financial Statements
(i) were prepared in accordance with the books of account and other financial records of the Company by accountants retained by the Company, (ii) present fairly the financial condition, results of operations and cash flows of the Company as of the dates thereof and for the periods covered thereby, (iii) have been prepared in accordance with general accepted accounting principles ("GAAP") applied on a basis consistent with the past practices of the Company, and (iv) include all adjustments (consisting only of normal recurring accruals) that are necessary for a fair presentation of the financial conditions of the Company, and the results of operations and cash flows of the Company as of the dates thereof or for the periods covered thereby.

     4.8     Lack  of  Material  Changes.  Except  as set forth in Schedule 4.8,
             ---------------------------
since  August  31,  1997:

     (a) There has not been any change having a material adverse effect on the Business operations, properties (including any intangible properties), condition (financial or otherwise), assets, liabilities, results of operations or prospects of the Company.

     (b) The operations and business of the Company have been conducted in all respects only in the ordinary course.

     (c) The Shareholders and/or the Company have not mortgaged, pledged or subjected to lien or other encumbrance any of the Assets.

     (d) The Company has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

     (e) The Company has not sold or transferred any of its assets having a book value in the aggregate of $5,000 or more or canceled any debts or claims, except, in each case, in the ordinary course of business.

     (f) The Company has not issued any common stock, preferred stock, capital stock, bonds, warrants, options, rights or any other form of corporate securities.

     (g) There is no compensation payable or to become payable by the Company to any of its officers, employees or agents, or any known payment or arrangement made to or with any of such persons, except as described in this Agreement and except as noted on Schedule 7.1.

     (h) The Company has not made any change in the method of accounting or accounting practice or policy used by the Company, other than changes required by GAAP.

     (i) The Company has not made any material changes in the customary methods of operations of the Business, including practice and policies relating to purchasing, inventory, marketing, selling or pricing.

     (j) The Company has not agreed, whether in writing or otherwise, to engage in any of the acts specified in this Section 4.8, except for those contemplated by this Agreement and except as noted on Schedule 7.1.

     (k) There is no fact known to the Company and/or any Shareholder which will have a material adverse effect or in the future (as far as the Company or any Shareholder can foresee) may have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company which has not been disclosed to Buyer in this Agreement; provided, however, that the Company and the Shareholders express no opinion as to political or economic matters of general applicability.

     4.9     Absence of Undisclosed Liabilities. Except as set forth on Schedule
             ----------------------------------
4.9, the Company does not have liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) which individually or in the aggregate, are material, including without limitation liabilities for federal, state, local, or foreign taxes, liabilities to customers or suppliers, direct or indirect, claims, losses, damages, deficiencies (including deferred income tax and other net tax deficiencies), costs, expenses, obligations, guarantees, or responsibilities, whether accrued, absolute, or contingent, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, (hereinafter collectively referred to as "Liabilities") other than the following:

     (a) Liabilities for which full provision and disclosure have been made on the balance sheet of the Company as of September 30, 1997, and/or

     (b) Other liabilities arising since September 30, 1997, and prior to the Closing Date which have been incurred in the ordinary course of business and which are not inconsistent with the representations and warranties of the Company and Shareholders contained in this Agreement or any other provisions of this Agreement.

     4.10     Title  to  Assets.  The  Company  is the rightful owner of all the
              -----------------
Assets, free and clear of any and all Liens. Schedule 4.10 shall consist of a true and complete list of all legal and personal properties and material Assets (including but not limited to machinery, equipment, inventories, and intangibles owned, leased, used in the business and/or licensed by the Company), together with a list of all personal property attached to, located on or used in connection with the Business and which will not be owned by the Company as of the date of Closing but which the Company will have the right to use under lease, rental or other agreement, accompanied by true and current photocopies of such agreements. The Assets constitute all of such properties and assets which are necessary to conduct the Business.

     4.11     Condition  of  Fixtures and Equipment.  The Fixtures and Equipment
              -------------------------------------
are in good operating condition and repair, normal wear and tear excepted, and are adequate for the purposes for which they are being utilized, subject to the continuing need for ordinary, routine maintenance and repairs.

     4.12     Leases.  Schedule  1.16  contains an accurate and complete list of
              ------
all Leases. The Leases constitute valid and legally binding obligations of the Company and are enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except as the availability of equitable remedies may be limited by general principles of equity, and none of the Leases will be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. The Company is not in default, and the Company has not received notice of any asserted default, under any Lease.

     4.13     No Litigation.   Except as set forth in Schedule 4.13, there is no
              -------------
litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending, proposed or threatened against the Company or any Shareholder relating to this Agreement, the Assets, the Business or the transactions contemplated herein, and there is no writ, injunction, decree, order or judgment outstanding, nor any lawsuit, claim, proceeding, citation, directive, summons or investigation, pending or threatened, relating to the ownership, use or maintenance of the Assets or the operation of the Business by the Company.

     4.14     Compliance  with  Law.  To  the  best of the Shareholders' and the
              ---------------------
Company's knowledge, except as specified in Schedule 4.14, the Company's conduct of the Business and ownership and/or use of the Assets do not materially violate or conflict with any Law. The Permits described in Schedule 1.21 (i) constitute all permits, licenses and governmental agency authorizations, registrations and approvals required for the Company to own and/or use the Assets and/or to conduct the Business, (ii) are in full force and effect, and (iii) are being complied with in all material respects.

     4.15     Taxes.  The  Company  has  filed  all  required  tax  returns  and
              -----
reports, including but not limited to state, local and federal income tax returns, payroll tax reports and real and personal property tax reports, and have paid all taxes shown thereby to be due and payable. Copies of all such returns and reports for all open tax years have been delivered or made available to the Buyer prior to the date of this Agreement. The Company has paid (or has made adequate provision for and will timely pay) all taxes (including additions to taxes, penalties and interest), withholdings and other governmental charges the nonpayment of which could materially adversely affect any of the Assets, the use of the Assets, or the conduct of the Business or could cause the Company to incur a material liability. No taxing authority has asserted any claim for the assessment of any such tax liability, withholding or other governmental charges, nor is any governmental entity presently engaged in an audit of the Company's tax returns, nor, to the best of the Shareholders' and the Company's knowledge, about to engage in such an audit.

     4.16     Contracts.  Schedule  1.11  contains a list of all Contracts and a
              ---------
brief description of the subject matter of each such Contract. The Company is not in material breach or violation of, or in default under, and there is no valid basis for a claim of material breach or violation of, or default under, any such Contract, and no event has occurred which constitutes or, with the lapse of time or the giving of notice or both, would constitute such a material breach or violation or default by the Company, or any other party thereto. No party to any Contract has given notice of its intention to cancel or terminate any such Contract. None of the rights of the Company under the Contracts will be materially impaired by the delivery, execution and performance of this Agreement.

     4.17     ERISA  Matters  and  Employees.  Schedule 4.17A contains a list of
              ------------------------------
every pension, profit sharing, option, other incentive plan, or any other type of employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974) which the Company has or contributes to, and any obligation of the Company to, or customary arrangement by the Company with, employees for bonuses, incentive compensation, or severance pay. Schedule 4.17B hereto contains a list of the Company's employees with current salary (or rate of pay) and other compensation now paid by the Company to each employee, including a description of any increase scheduled to be effective after the date of this Agreement.

     4.18     Insurance.  Schedule  4.18  hereto contains a complete and correct
              ---------
list of all insurance policies, of any kind, held by the Company. Each such policy is valid and enforceable, and all premiums and other payments due from the Company on account of any such policy have been paid and there is no act or failure to act which has or might cause any such policy to be canceled or terminated.

     4.19     No  Brokers'  or  Finders'  Fees.  Neither  the  Company  nor  any
              --------------------------------
Shareholder is committed to any liability for any brokers' or finders' fees or any similar fees in connection with the transactions contemplated by this Agreement. Neither the Company nor any Shareholder has had any dealings, negotiations or communications with any broker or other intermediary in connection with the transactions contemplated by this Agreement.

     4.20     Liens.  Except  as  set  forth  on  Schedule  4.20, at Closing the
              -----
Company will have good and marketable title to all of the Assets and the Assets will not be subject to any liens.

     4.21     Questionable  Payments.  Neither  the  Company,  any  director,
              ----------------------
officer, agent, employee, nor other person associated with or acting on behalf of such entities or individuals has, directly or indirectly: (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (ii) violated any provision of the Foreign Corrupt Practices Act of 1977; (iii) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (iv) made any false or fictitious entry on the books or records of the Company; (v) made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; (vi) given any favor or gift which is not deductible for federal income tax purposes; and/or (viii) made any bribe, kickback, or other payment of a similar or comparable nature, that is unlawful, to any person or entity, private or public, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.

     4.22     Bank  Accounts.  Schedule 4.22 shall list the names and address of
              --------------
every bank and other financial institution in which the Company maintains an account (whether checking, savings or otherwise), lock box or safe deposit box, and the account numbers and names of persons having signing authority or other access thereof.

     4.23     Quarterly  Reports.  Schedule  4.23 shall consist of copies of the
              ------------------
quarterly reports of the gaming operations of the Business for the most recent six month period which have been filed with the South Carolina Department of Revenue.

     4.24     Lack  of  Restrictions.  Except  as  set  forth  on  Schedule 4.24
              ----------------------
hereto, no real property owned, leased or used by the Company in connection with the Business lies in an area which is, or to the knowledge of the Company or Shareholders, will be, subject to zoning, use or building code restrictions which would prohibit, and the Company and the Shareholders are not aware of any facts relating to the acts of another person or entity or its ownership, leasing, licensing or use of any real or personal property which would prevent, the continued effective ownership, leasing and use of such real property in the Business.

                                    ARTICLE V
                                    ---------

               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS
               --------------------------------------------------

     The Shareholders, with respect to themselves and their obligations hereunder, hereby represent and warrant to the Buyer:

     5.1      Ownership  of  Shares;  Title.  Each  Shareholder  is the owner of
              -----------------------------
record  and  beneficially  of  the  Shares he is selling hereunder, as listed on
Schedule 5.1. Each Shareholder has good and marketable title to his respective Shares, free and clear of all Liens. No Shareholder has received notice of any adverse claim to the ownership of the Shares by the respective Shareholder. There is no security, option, warrant, right, call, subscription, agreement, conversion or exchange, commitment or understanding of any nature whatsoever, fixed or contingent, that directly or indirectly affects the Shares.

     5.2     Authorization;  Enforceability.  Each Shareholder has the power and
             ------------------------------
authority and has full legal capacity and is competent to execute, deliver and perform his obligations under this Agreement and each of the other documents, instruments and agreements contemplated hereby to which he is or will be a party. This Agreement has been, and the other documents and instruments required hereby to which each Shareholder will be a party will be, duly executed and delivered by each Shareholder, and when duly executed and delivered by the other parties hereto and thereto (assuming such documents and instruments will be valid and binding obligations of such other parties) will be each Shareholder's valid and binding obligations, enforceable against him in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except as the availability of equitable remedies may be limited by general principles of equity.

     5.3     No  Conflict  or  Violation.  With  respect  to  each  Shareholder,
             ---------------------------
neither the execution and delivery of this Agreement by him nor the consummation of the transactions contemplated hereby will result in (a) a violation by him of any Law, judgment, order or decree binding upon him or any event which with notice, lapse of time, or both, would result in any such violation, (b) a breach of, default under, or conflict with, any material term or provision of, or permission to modify, terminate or accelerate, any Contract, Lease or other agreement or instrument, or obligation thereunder, to which the Company is a party and which is applicable to him or any of his assets, or an event which with notice, lapse of time, or both, would result in any such breach or default, or (c) the creation of any lien upon, or result in any person obtaining any right to acquire any of his properties, assets or rights.

                                   ARTICLE VI
                                   ----------

             REPRESENTATIONS AND WARRANTIES OF THE BUYER AND THE SUB
             -------------------------------------------------------

     The Buyer and the Sub hereby represent and warrant to the Shareholders as follows:

     6.1     Organization of Buyer.  The Buyer and the Sub are corporations duly
             ---------------------
organized and validly existing and in good standing under the laws of the State of Delaware and the State of South Carolina, respectively, and have the requisite corporate power and authority to enter into this Agreement and perform their obligations hereunder.

     6.2     Authorization;  Enforceability.  Each of the Buyer and the Sub have
             ------------------------------
the requisite corporate power and authority to execute, deliver and perform this Agreement and each of the documents, instruments and agreements contemplated hereby to which the Buyer and the Sub are or will be a party, and to perform their obligations hereunder or thereunder. The execution, delivery and performance of this Agreement and each of the other documents, instruments and agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all necessary corporate action on the part of the Buyer and the Sub, and no further approvals on the part of the Buyer and the Sub are required. This Agreement has been, and the other documents and instruments required hereby to which the Buyer and the Sub will be a party will be, duly executed and delivered by the Buyer and the Sub, and when duly executed and delivered by the other parties hereto and thereto (assuming such documents and instruments will be valid and binding obligations of such other parties) will be the valid and binding obligations of the Buyer and the Sub, enforceable against the Buyer and the Sub in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except as the availability of equitable remedies may be limited by general principles of equity.

     6.3     No  Conflict  or  Violation.  Neither the execution and delivery of
             ---------------------------
this Agreement and each of the documents, instruments and agreements contemplated hereby by the Buyer or the Sub nor the consummation of the transactions contemplated hereby and thereby will result in (a) a violation of, or a conflict with, any provision of the Articles of Incorporation or Bylaws of the Buyer or the Sub, (b) a violation by the Buyer or the Sub of any judgment, order or decree binding on the Buyer or the Sub, (c) to the best of the Buyer's and the Sub's knowledge, a violation by the Buyer or the Sub of any Law or the occurrence of any event which with notice, lapse of time, or both, would result in the violation of any Law, judgment, order or decree binding on the Buyer or the Sub, or (d) a breach of, default under, or conflict with, any material term or provision of, or permission to modify, terminate, or accelerate, any contract, lease, mortgage, deed of trust, indenture, permit, license, franchise or commitment or other agreement or instrument, or obligation thereunder, applicable to the Buyer or the Sub, the business or any of their assets, or an event which with notice, lapse of time, or both, would result in any such breach, default, or conflict.

     6.4     No  Litigation  or Consents.  Except as set forth on Schedule 6.4A,
             ---------------------------
there is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending, proposed or threatened against the Buyer or the Sub with respect to any transaction in the Buyer's securities, the transactions contemplated by this Agreement, or the business or assets of the Buyer or the Sub. Except as set forth on Schedule 6.4B, no consent of any other Person and no consent, Permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by the Buyer or the Sub in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the transactions contemplated herein.

     6.5     No  Brokers'  or  Finders'  Fees.  Neither  Buyer  nor  the  Sub is
             --------------------------------
committed to any liability for any brokers' or finders' fees or any similar fees in connection with the transactions contemplated by this Agreement. The Buyer and the Sub have not had any dealings, negotiations or communications with any broker or other intermediary in connection with the transactions contemplated by this Agreement.

     6.6     ABG Common Stock.  The issuance and delivery by the Buyer of shares
             ----------------
of the ABG Common Stock in connection with the transactions contemplated by this Agreement will be, as of the Closing Date, duly authorized by all necessary corporate action on the part of the Buyer. The shares of ABG Common Stock to be issued pursuant to this Agreement, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

     6.7     Registered  Stock.  One  hundred fifty thousand (150,000) shares of
             -----------------
the ABG Common Stock (the "Registered Shares") to be issued in connection with the transactions contemplated by this Agreement have been registered with the SEC on a registration statement on Form S-3 (the "Registration Statement"). The Buyer is eligible to use Form S-3, Form S-3 is the proper registration statement to be used for this transaction, and Form S-3 is being used properly in connection with this transaction. The Registration Statement has been declared effective under the Securities Act of 1933, as amended, and is not subject to a stop order or threatened stop order. All necessary qualifications or exemptions under applicable state securities laws related to the issuance of the Registered Shares by Buyer to Shareholders in connection with the transactions contemplated by this Agreement, have been obtained and are in full force and effect. The Registered Shares to be issued pursuant to this Agreement will be freely transferable under federal securities laws by the Shareholders.

     6.8     Compliance  with  Securities Laws.  The Buyer has filed in a timely
             ---------------------------------
manner all reports and other documents required to be filed by it with the SEC. All of these reports and documents, as of their respective dates, complied in all material respects with all applicable statutes, rules and regulations enforced or promulgated by the SEC. As of their respective dates of filing, none of the SEC reports, including, but not limited to, the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading.

     6.9     Rule  144.  The  Buyer  recognizes  that  some  or  all  of  the
             ---------
Shareholders may be deemed to be an "affiliate" of the Buyer, as that term is defined in Rule 144 of the Securities Act of 1933, and that as an "affiliate" a Shareholder would be subject to restrictions and limitations imposed by Rule 144 in the event the Shareholder decided to sell any of the ABG Common Stock. Furthermore, even if none of the Shareholders are deemed to be an "affiliate" of the Buyer under Rule 144, the Buyer recognizes that the Shareholders will be subject to restrictions and limitations imposed by Rule 144 in the event any Shareholder decides to sell any of the Unregistered Shares, and the Shareholders may be subject to restrictions and limitations imposed by Rule 145 in the event any Shareholder decides to sell any of the Registered Shares. Accordingly, Buyer agrees to timely file all reports and other documents required to be filed by it with the SEC and to take such other action as is required from time to time to ensure that the Shareholders are able to sell the shares of ABG Common Stock issued to them in compliance with the provisions of Rule 144 or Rule 145 (as in effect at the time of any proposed sale), if applicable.

     6.10     Restrictions  on  Disposition  of  Shares.  Eight  hundred  fifty
              -----------------------------------------
thousand (850,000) shares of the ABG Common Stock (the "Unregistered Shares") to be issued to the Shareholders in connection with the transactions contemplated by this Agreement, will not have been registered under the Securities Act of 1933, and may be resold by the Shareholders only after registration under the Securities Act of 1933, or under an available exemption, or pursuant to Rule
144. The Shareholders agree that the Unregistered Shares will not be disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, or (ii) in any other transaction which is exempt from registration under the Securities Act of 1933 or the rules and regulations of the SEC promulgated thereunder. Each Shareholder further agrees (i) that no such sale, conveyance or disposition of his allocated portion of the Unregistered Shares shall occur for a period of twelve (12) months after Closing, (ii) that no more than one-third (1/3) of his allocated portion of the Unregistered Shares shall be sold during the period between the first anniversary and the second anniversary of Closing, (iii) that no more than one-third (1/3) of his allocated portion of the Unregistered Shares shall be sold during the period between the second anniversary and the third anniversary of Closing, and (iv) that no more than one-third (1/3) of his allocated portion of the Unregistered Shares shall be sold during the period between the third anniversary and the fourth anniversary of Closing; provided, however, this annual limitation on sales of the Unregistered Shares shall not apply in the event (i) the Buyer is the subject of an acquisition pursuant to any merger, stock exchange, stock purchase, consolidation, tender offer or other type of similar transaction, or (ii) the Buyer extends an offer to its shareholders to repurchase shares of its common stock. In order to effectuate the covenants of this subsection, an appropriate legend will be placed upon each of the certificates of stock at the time of distribution of such Unregistered Shares pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for such shares. Such legend shall be removed from the respective certificates as appropriate upon reaching the respective anniversary date that terminates the restriction.

     6.11     Evidence  of  Compliance  with  Private  Offering  Exception.  The
              ------------------------------------------------------------
Shareholders will agree to provide such reasonable evidence as counsel for Buyer may request in order to evidence the private offering nature of the distribution of the Unregistered Shares received pursuant to this Agreement.

                                   ARTICLE VII
                                   -----------

                       CERTAIN MATTERS PENDING THE CLOSING
                       -----------------------------------

     The Shareholders, the Company, the Buyer and the Sub each covenants with the others as follows for the period from the date hereof through the Closing
Date:

     7.1     Maintenance  of the Company and the Business Prior to Closing.  The
             -------------------------------------------------------------
Shareholders shall use their best efforts to continue to carry on the Business in the ordinary course and in accordance with past practice, and will not take any action inconsistent therewith or with the consummation of Closing. Without limiting the generality of the foregoing, the Shareholders shall, absent the written consent of the Buyer, which consent shall not be unreasonably withheld,
(a) maintain the Assets in substantially their current state of repair, excepting normal wear and tear; (b) use all reasonable efforts to preserve intact the relationships with all Persons having business dealings with the Company; (c) not enter into or agree to enter into any material purchase commitment for Fixtures and Equipment or supplies, except in the ordinary course of business; (d) not authorize, declare, pay or effect any dividend in respect of the Company's capital stock, except as noted on Schedule 7.1; (e) not enter into or agree to enter into any material contract without amending Schedule 1.11 and providing the Buyer with a copy of the revised Schedule 1.11 within seven days after entering into such a contract; (f) not amend or agree to amend the Company's Articles of Incorporation or Bylaws or merge with or consolidate into any other entity; (g) not sell, pledge or acquire or agree to sell, pledge or acquire any shares of capital stock or other securities of the Company; (h) not grant or enter into any options, warrants, calls or commitments of any kind with respect to the Company's capital stock; (i) not make or agree to make any single capital expenditure or commitment in excess of $20,000 nor aggregate capital expenditure or commitment in excess of $50,000; and (j) not borrow or agree to borrow any funds or incur or agree to incur, whether directly or by way of guarantee or otherwise, any indebtedness, obligation or liability or enter into any other material transaction except in the ordinary course of business.

     7.2     Cooperation.  The  Company, the Shareholders, the Buyer and the Sub
             -----------
shall use their best efforts to cause the transactions contemplated by this Agreement to be consummated. The Company and the Shareholders shall use their best efforts to obtain all consents and authorizations of third parties and to make all filings with and give all notices to third parties which may be necessary or reasonably required in order to effect the transactions contemplated hereby.

     7.3     Compliance  with  Law.  The  Company  and  the  Shareholders  shall
             ---------------------
continue to conduct the Business and to use the Assets in compliance with all applicable Laws, and all orders of any court or of any federal, state, municipal or other governmental department, noncompliance with which could cause a material adverse change in the Assets or the Business.

     7.4     Registration  Statement.  The  Buyer  shall take all other required
             -----------------------
action to ensure that on the Closing Date the Registered Shares issued in connection with the transactions contemplated by this Agreement will be freely transferable by the Shareholders.

     7.5     Listing  Application.  The Buyer shall prepare and submit to NASDAQ
             --------------------
a listing application covering the ABG Common Stock and shall use its best efforts to obtain approval for the listing of the ABG Common Stock upon official notice of issuance.

     7.6     Articles  of Merger and Plan of Merger.  Prior to the Closing Date,
             --------------------------------------
the Shareholders and the Buyer shall prepare Articles of Merger and Plan of Merger reflecting the terms of the Merger, which Articles of Merger will be filed with the Secretary of State of South Carolina on the Closing Date to effectuate the Merger.

                                  ARTICLE VIII
                                  ------------

        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BUYER AND THE SUB
        ----------------------------------------------------------------

     Each and every obligation of the Buyer and the Sub to be performed on the Closing Date shall be subject to the satisfaction prior to or at the Closing of the following express conditions precedent:

     8.1     Compliance  with Agreement.  The Company and the Shareholders shall
             --------------------------
have performed and complied in all material respects with all of their respective obligations under this Agreement that are to be performed or complied with by them prior to or on the Closing Date.

     8.2     Proceedings  and  Instruments  Satisfactory.  All  proceedings,
             -------------------------------------------
corporate or other, to be taken by the Company and the Shareholders in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Buyer, the Sub and their counsel, and the Company and the Shareholders shall have made available to the Buyer for examination the originals or true and correct copies of all documents that the Buyer may reasonably request in connection with the transactions contemplated by this Agreement.

     8.3     Employment  Agreement.  The  Buyer  shall  have  received from each
             ---------------------
Shareholder an executed employment agreement in substantially the form set forth in Exhibit 8.3.

     8.4     No  Adverse  Change.  There  shall  have  been  no material adverse
             -------------------
change in the Business, Assets, operations or condition (financial or otherwise) of the Company between the date hereof and the Closing Date.

     8.5     No  Litigation.  No  investigation,  suit,  charge, action or other
             --------------
proceeding shall be threatened or pending before any court or governmental agency that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, or which seeks to obtain, establish or impose any interest in or lien or encumbrance upon any of the Assets, or which, if successful, would materially impair operation of the Business or the financial condition of the Company.

     8.6     Representations  and Warranties.  All Schedules referred to in this
             -------------------------------
Agreement which contain or should contain information concerning the Shareholders or the Company shall have been fully and accurately completed and provided to the Buyer for attachment to this Agreement; and the representations and warranties made by the Company and the Shareholders in this Agreement and the Schedules attached hereto shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

     8.7     Consents.  Except  as  set  forth  in  Schedule  4.6, all consents,
             --------
approvals and waivers from third parties and governmental authorities and other parties necessary (a) to permit the Shareholders to transfer the Shares to the Buyer, free and clear of all Liens; (b) to consummate the transactions contemplated hereby; and (c) to allow the Company to operate the Business after the Closing Date shall have been obtained by the Buyer.

     8.8     Deliveries at Closing.  The Company and the Shareholders shall have
             ---------------------
delivered, or cause to be delivered, to the Buyer the following documents, each properly executed and dated as of the Closing Date: (a) the Company's and the Shareholders' Closing Certificate; (b) certificates evidencing the Shares, duly endorsed in blank for transfer or accompanied by duly executed stock powers; and
(c)  such  other  documents  as  the  Buyer  may  reasonably  request.

     8.9     No  Termination  Under  Article  III.  Buyer  shall  not have given
             ------------------------------------
timely  notice  of termination of this Agreement pursuant to Article III hereof.

                                   ARTICLE IX
                                   ----------

                     CONDITIONS PRECEDENT TO THE OBLIGATIONS
                     ---------------------------------------

                       OF THE SHAREHOLDERS AND THE COMPANY
                       -----------------------------------

     Each and every obligation of the Shareholders and the Company to be performed on the Closing Date shall be subject to the satisfaction prior to or at the Closing of the following express conditions precedent:

     9.1     Compliance  with  Agreement.  The  Buyer  and  the  Sub  shall have
             ---------------------------
performed and complied in all material respects with all of their obligations under this Agreement that are to be performed or complied with by them prior to or on the Closing Date.

     9.2     Proceedings  and  Instruments  Satisfactory.  All  proceedings,
             -------------------------------------------
corporate or other, to be taken by the Buyer and the Sub in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Shareholders, the Company and their counsel and the Buyer shall have made available to the Shareholders for examination the originals or true and correct copies of all documents that any Shareholder may reasonably request in connection with the transactions contemplated by this Agreement.

     9.3     Employment  Agreement.  The Buyer shall have executed an employment
             ---------------------
agreement  for  each  Shareholder in substantially the form set forth in Exhibit
8.3.

     9.4     No  Adverse  Change.  There  shall  have  been  no material adverse
             -------------------
change in the operation or condition (financial or otherwise) of the Buyer or in the value of the ABG Common Stock between the date hereof and the Closing Date.

     9.5     No  Litigation.  No investigation, suit, action or other proceeding
             --------------
shall be threatened or pending before any court or governmental agency that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

     9.6     Representations  and Warranties.  All Schedules referred to in this
             -------------------------------
Agreement which contain or should contain information concerning the Buyer or the Sub shall have been fully and accurately completed and provided to the Shareholders and the Company for attachment to this Agreement; and the representations and warranties made by the Buyer and the Sub in this Agreement and the Schedules attached hereto shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

     9.7     Consents.  All  consents,  approvals  and waivers from governmental
             --------
authorities and other parties necessary to permit the Shareholders to transfer the Shares to the Buyer as contemplated hereby shall have been obtained by the Buyer.

     9.8     Registration  Statement.  The  Registration  Statement  for  the
             -----------------------
Registered Shares shall be effective and not subject to a stop order or threatened stop order. All necessary qualifications or exemptions under applicable state securities laws shall have been obtained and be in full force and effect.

     9.9     Approval  for  Listing.  Buyer  shall  have  filed  the  necessary
             ----------------------
documentation to list the ABG Common Stock to be issued pursuant to this Agreement on NASDAQ.

     9.10     Deliveries  at  Closing.  The  Buyer  shall  have delivered to the
              -----------------------
Shareholders the following documents, each properly executed and dated as of the Closing Date: (a) the Merger Consideration in the form of ABG Common Stock; (b) the Buyer's and Sub's Closing Certificate; (c) certified corporate resolutions of the board of directors of the Buyer and the Sub approving the transactions contemplated by this Agreement; and (d) such other documents as the Shareholders may reasonably request.

                                    ARTICLE X
                                    ---------

           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION
           -----------------------------------------------------------

     10.1     Survival  of  Representations  and  Warranties.  All  of  the
              ----------------------------------------------
representations and warranties contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

     10.2     Indemnification.
              ---------------

     (a) The Shareholders hereby agree to indemnify, defend and hold harmless the Buyer and the Sub from and against any and all damages, losses, expenses, claims or other liabilities, including without limitation reasonable attorneys' fees, incurred by the Buyer or the Sub as a result, directly or indirectly, of any breach, violation or nonfulfillment of any covenant, representation, warranty or other provision of this Agreement, or any agreement executed in connection with the transactions contemplated by this Agreement, or any misrepresentation or omission with respect to any covenant, representation, warranty or other provision of this Agreement, on the part of the Shareholders. The Buyer and the Sub hereby agree to indemnify, defend and hold harmless the Shareholders from and against any and all damages, losses, expenses, claims, or other liabilities, including without limitation reasonable attorneys' fees, incurred by any Shareholder as a result, directly or indirectly, of any breach, violation or nonfulfillment of any covenant, representation, warranty or other provision of this Agreement, or any agreement executed in connection with the transactions contemplated by this Agreement, or any misrepresentation or omission with respect to any covenant, representation, warranty or other provision of this Agreement, on the part of the Buyer or the Sub.

     (b) Should any claim be made by a person not a party to this Agreement, with respect to any matter to which the foregoing indemnity relates, the party against whom such claim is asserted (the "Indemnified Party"), within a reasonable period of time, shall give written notice to the other party (the "Indemnifying Party") of any such claim, and the Indemnifying Party shall thereafter defend or settle any such claim, at its sole expense, on its own behalf and with counsel of its own selection. In such defense or settlement of any claims, the Indemnified Party shall cooperate with the Indemnifying Party to the maximum extent reasonably possible. Any payment resulting from such defense or settlement, together with the total expense thereof, shall be binding on the Buyer, the Company and the Shareholders.

     (c) Notwithstanding the foregoing provisions of this Section 10.2, no party shall be liable to indemnify the other until the total of all indemnifiable losses, liabilities, damages, costs, or expenses for which indemnification would otherwise be required, equals or exceeds $25,000. At such time as the aggregate indemnifiable losses, liabilities, damages, costs and expenses have exceeded this threshold amount, the Indemnifying Party shall pay all such excess amounts as provided herein.

                                   ARTICLE XI

                            NON-COMPETITION AGREEMENT
                            -------------------------

     11.1   Shareholders' Covenants.  Except as set forth on Schedule 11.1, each
            -----------------------
Shareholder  covenants  and  agrees  that:

               (a) Such Shareholder shall not, directly or indirectly, within the Territory during the Restricted Period, promote, operate, manage or conduct any bingo game or related gaming business permitted under the terms and conditions of any bingo license issued by the State of South Carolina or under any other state or federal law or authority, or operate any video game machine or other gaming machine or device (such games and game machines being referred to herein as "Games").

             (b) Further, such Shareholder shall not, directly or indirectly, within the Territory during the Restricted Period, solicit or sell for, own, or acquire any interest in, either directly or indirectly, any corporation, partnership, limited partnership, or other entity, or become engaged by, act as landlord to, or as agent or consultant for, do business with, manage, operate, control, be employed by, participate in, or be connected, in any manner with, or in any manner assist, any other person, corporation, partnership or other entity engaged in the business of promoting, operating, managing or conducting Games.

     11.2     Restricted  Period.  For  the  purpose  of  this  Agreement,  the
              ------------------
"Restricted Period" means the period commencing with the date hereof and continuing until three years thereafter.

     11.3     Territory.  For  purposes  of this Agreement the "Territory" shall
              ---------
mean: (i) with regard to any activities described in Section 11.1 above which are conducted under a Class B or Class C bingo license (or equivalent thereof under any future law) issued by the State of South Carolina or under any other state or federal law or authority, the area within a fifty (50) mile radius of any bingo facility then owned by Company, Buyer or any subsidiary of Buyer, and
(ii) with regard to any activities described in Section 11.1 above which are conducted under any Class A license (or equivalent thereof under any future law) issued by the State of South Carolina or under any other state or federal law or authority, the area within a one hundred (100) mile radius of any bingo game facility then owned by Company, Buyer, or any subsidiary of Buyer; and (iii) with regard to video game facilities, the area within a twenty-five (25) mile radius of any bingo, video poker or video game facility then owned by the Company, Buyer, or any subsidiary of Buyer.

     11.4     Enforcement.  In  the  event  of  a  breach by either party of the
              -----------
provisions of this Agreement, the non-breaching party, in addition to any other remedies it may have at law or under this Agreement, shall be entitled to an injunction restraining the breaching party from violating or continuing a violation of the terms of this Article XI.

                                   ARTICLE XII
                                   -----------

                               REGISTRATION RIGHTS
                               -------------------

     12.1     Piggyback  Registration.  If  at any time after December 31, 1998,
              -----------------------
or from time to time thereafter, the Buyer shall determine to register any of its securities under the Securities Act of 1933, either for its own account or the account of a shareholder, pursuant to an underwritten public offering, the Buyer shall (a) promptly give to each Shareholder written notice thereof, and
(b) include in such registration and in any underwriting involved therein, up to one-sixth (1/6) of each Shareholder's Unregistered Shares as specified in a written request or requests of a Shareholder made within thirty days after receipt by the Shareholder of such written notice from the Buyer.

     12.2     Limitations  on  Registration.  If the underwriter determines that
              -----------------------------
marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Unregistered Shares to be included in the registration and underwriting; provided, however, that the underwriter may not limit the amount of Unregistered Shares included in such registration and underwriting to less than an amount equal to five percent (5%) of the amount of all of the Buyer's securities included within such registration and underwriting. If any Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Buyer and the underwriter.

     12.3     Delay  or  Cancellation of Registration.     If, at any time after
              ---------------------------------------
giving the Shareholders written notice of the Buyer's intention to register any of its securities, and prior to the effective date of the registration statement filed in connection with such registration, the Buyer shall determine for any reason not to register or to delay the registration, at its sole election, the Buyer may give written notice of such determination to the Shareholders and thereupon shall be relieved of its obligation to register the Unregistered Shares in connection with such registration (but not from its obligation to pay registration expenses in connection therewith or to register the Unregistered Shares in a subsequent registration).

     12.4     Expenses.     All  expenses  incurred  in  connection  with  any
              --------
registration, qualification or compliance pursuant to this Article XII, including without limitation, all registration, filing, and qualification fees, printing expenses, fees and disbursements of counsel for the Buyer, and expenses of any special audits incidental to or required by such registration, shall be borne by the Buyer; provided, however, the Buyer shall not be required to pay underwriters' fees, discounts, or commissions relating to the Unregistered Shares.

                                  ARTICLE XIII
                                  ------------

                                  MISCELLANEOUS
                                  -------------

     13.1     Books  and Records.  Each party agrees that it will cooperate with
              ------------------
and make available to the other parties, during normal business hours, all books, records and information retained and remaining in existence after the Closing Date which are necessary or useful in connection with any tax filing, inquiry, audit, investigation or dispute, any litigation or investigation or any other matter requiring any such books, records or information. The party requesting any such books, records or information shall bear all of the other parties' out-of-pocket costs and expenses reasonably incurred in connection with providing such books, records and information.

     13.2     Further  Assurances.  Both before and after the Closing Date, each
              -------------------
party will cooperate in good faith with the other parties and, from time to time as requested by the other party or parties, will take all appropriate action and execute all documents which may be necessary to carry out any of the transactions contemplated hereunder more effectively, all at the expense of the requesting party unless arising out of a default of the cooperating party.

     13.3     Entire  Agreement;  Amendment.  This  Agreement  constitutes  the
              -----------------------------
entire agreement among the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof, except as specifically set forth herein or therein. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     13.4     Expenses.  Each  party hereto shall bear its own fees and expenses
              --------
of its counsel, accountants and other experts incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby. To the extent such fees and expenses are incurred by the Company prior to Closing, such fees and expenses shall be paid by the Company at Closing.

     13.5     Termination.  If  any  condition  precedent  to  the Shareholders'
              -----------
obligations hereunder is not satisfied and such condition is not waived by the Shareholders at or prior to the Closing Date, or if any condition precedent to the Buyer's obligations hereunder is not satisfied and such condition is not waived by the Buyer at or prior to the Closing Date, any Shareholder or the Buyer, as the case may be, may terminate this Agreement at their option by notice to the other party or parties, as the case may be. In the event of the termination of this Agreement by any party as above provided, no party shall have any liability hereunder of any nature whatsoever to the other party, other than the liability of each party for its own expenses and liability resulting, arising or accruing from the breach of this Agreement; provided, however, that a party shall not be so relieved of liability to the other party if the failure to satisfy a condition precedent results from the failure of a party to make good faith efforts to satisfy such condition. In the event that a condition precedent to a party's obligations is not satisfied, nothing contained herein shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the Closing.

     13.6     Governing Law.  This Agreement shall be governed by, construed and
              -------------
interpreted in accordance with the laws of the State of South Carolina, without reference to the conflicts of laws principles thereof.

     13.7     Successors  and Assigns.  This Agreement shall be binding upon and
              -----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns or heirs and personal representatives.

     13.8     Assignment.  This  Agreement  and  each  party's respective rights
              ----------
hereunder may not be assigned by any party without the prior written consent of the other parties.

     13.9     No  Reliance.  No  third  party  is entitled to rely on any of the
              ------------
representations,  warranties  and  agreements  contained  in  this  Agreement.

     13.10     Notices.  All communications, notices and disclosures required or
               -------
permitted by this Agreement shall be in writing, and delivered personally, sent by overnight messenger service, or sent by United States mail, certified or registered, postage prepaid, and addressed as follows, unless and until a party notifies the others in accordance with this Section of a change of address:

If  to  the  Company  Pre-Closing:          300  South  Main  Street
                                            Darlington,  South  Carolina  29532
                                            Attn:  George  M.  Harrison,  Jr.

    With  a  copy  to:               Nelson  Mullins Riley & Scarborough, L.L.P.
                                            Third  Floor,  Keenan  Building
                                            1330  Lady  Street
                                            P.  O.  Box  11070  (29211)
                                            Columbia,  South  Carolina  29201
                                            Attn:  Daniel  J.  Fritze

If  to  the  Company  Post-Closing:         515  Congress  Avenue,  Suite  1200
                                            Austin,  Texas  78701
                                            Attn:  Greg  Wilson

If  to  the  Shareholders:                  Mr.  George  M.  Harrison,  Jr.
                                            208  Wyandot  Street
                                            Darlington,  South  Carolina  29532

                                            Mr.  Thomas  M.  Harrison
                                            719  Spring  Street
                                            Darlington,  South  Carolina  29532

                                            Mr.  William  W.  Harrison
                                            Post  Office  Box  354
                                            Darlington,  South  Carolina  29540

    With  a  copy  to:               Nelson  Mullins Riley & Scarborough, L.L.P.
                                            Third  Floor,  Keenan  Building
                                            1330  Lady  Street
                                            P.  O.  Box  11070  (29211)
                                            Columbia,  South  Carolina  29201
                                            Attn:  Daniel  J.  Fritze

If  to  the  Buyer  or  to  Sub:            American  Bingo  &  Gaming  Corp.
                                            515  Congress  Avenue,  Suite  1200
                                            Austin,  Texas  78701
                                            Attn:  Greg  Wilson

    With  a  copy  to:               Wilson  &  Varner,  L.L.P.
                                            301  Congress  Avenue,  Suite  2025
                                            Austin,  Texas  78701
                                            Attn:  Rodney  Varner

     13.11     Counterparts; Headings.  This Agreement may be executed in one or
               ----------------------
more counterparts, each of which shall be deemed an original but all of which shall together constitute but one and the same Agreement. The Table of Contents and Article and Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

     13.12     Interpretation.  Unless the context requires otherwise, all words
               --------------
used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular and all words in any gender shall extend to and include all genders.

     13.13     Severability.  If  any  provision,  clause  or  part  of  this
               ------------
Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

     13.14     Confidentiality.  The parties hereto agree to keep this Agreement
               ---------------
confidential, as well as any information or document obtained by either party in connection with this transaction, except to the extent disclosure is required to or by any government agency or regulatory or quasi-regulatory body.

     13.15     Joint  Draftsmanship.  The preparation of this Agreement has been
               --------------------
a joint effort of the parties and this Agreement shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

IN WITNESS WHEREOF, each corporate party has caused this Agreement to be duly executed in its name by its duly authorized officer and each individual party hereto has duly executed this Agreement, all as of the day and year first above written, unless otherwise noted below.

                                     AMERICAN  BINGO  &  GAMING  CORP.

                                     By:  /s/  Greg  Wilson
                                          -------------------------------
                                          L.  Gregory  Wilson,  President


                                     DARLINGTON  MUSIC  CO.,  INC.


                                     By:  /s/  George  M.  Harrison,  Jr.
                                          --------------------------------------
                                          George  M.  Harrison,  Jr.,  President


                                     DARLINGTON  MUSIC  ACQUISITION
                                          CORPORATION


                                     By:  /s/  Greg  Wilson
                                          -------------------------------
                                          L.  Gregory  Wilson,  President


                                     SHAREHOLDERS:


                                     /s/  George  M.  Harrison,  Jr.
                                          --------------------------
                                          George  M.  Harrison,  Jr.


                                     /s/  Thomas  M.  Harrison
                                     -------------------------
                                          Thomas  M.  Harrison


                                     /s/  William  W.  Harrison
                                     --------------------------
                                          William  W.  Harrison